NATIONAL CAPITAL MANAGEMENT CORPORATION
                    LIST OF SUBSIDIARIES



NAME OF SUBSIDIARY            STATE OR COUNTRY OF
ORGANIZATION

NCQ Realty, Inc.                             Delaware
NCQ Redbird, Inc.                            Delaware
NCQ North Oak, Inc.                     Delaware
Georgia Properties, Inc.                Georgia
Jensen Corporation                      Delaware
Alexemma Corp.                          Texas
National Capital Benefits Corporation        Delaware
NCB Insurance Limited                        Bermuda